Exhibit 10.7(d)
[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #4 TO SUPPLY AGREEMENT
This Amendment #4 to Supply Agreement (“Amendment #4”) is made effective as of the date of the last signature below (“Amendment #4 Effective Date”) by and between Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 (“Illumina”) and Guardant Health, Inc., having a place of business at 505 Penobscot Drive, Redwood City, CA 94063 (“Customer”). Defined Terms used herein shall follow definitions in the Agreement unless defined herein.
RECITALS
A.    The Parties previously entered into that certain Supply Agreement dated September 15, 2014, as amended (the “Agreement”).
B.    The Parties each desire to amend the Agreement as set forth herein.
C.    Section 13.9 of the Agreement provides that the Agreement may be amended with the written consent of the Parties.
AGREEMENT
NOW THEREFORE, the undersigned agree as follows:
1.    Amendment. The following definition set forth in Article I (Definitions) of the Agreement shall be amended in its entirety as set forth below:
“Collection Territory” means the country or countries from which samples and specimens may be collected for testing by Customers for Clinical Use[***].
2.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
3.    Governing Law. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to the principles of the conflicts of law.
As amended hereby, the Supply Agreement shall remain in full force and effect.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The foregoing Amendment #4 to Supply Agreement is hereby executed as of the date first written above.

ILLUMINA, INC.:
By:	/s/ David Daly	Date:	6/26/18
David Daly, Sr., Vice President & General Manager

GUARDANT HEALTH, INC.:
By:	/s/ Michael Wiley	Date:	June 26, 2018
Michael Wiley, Chief Legal Officer

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.